================================================================================

    As filed with the Securities and Exchange Commission on February 9, 2004



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2004




                             PLAYTEX PRODUCTS, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


          Delaware                        1-12620                51-0312772
 ______________________________     ______________________   __________________
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                300 Nyala Farms Road, Westport, Connecticut 06880
                     ______________________________________
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (203) 341-4000
                                                           ______________


                                       N/A
          ___________________________________________________________
         (Former name or former address, if changed since last report.)


================================================================================


Item 12.   Results of Operations and Financial Condition.

On February 9, 2004, Playtex Products, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended December 27, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 28, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PLAYTEX PRODUCTS, INC.

Date:  February 9, 2004         By: /S/ GLENN A. FORBES
                                    ____________________________________________
                                    Glenn A. Forbes
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)